MERRILL LYNCH
                                                              ARIZONA
                                                              MUNICIPAL
                                                              BOND FUND

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              January 31, 1999

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion-$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/ demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

Throughout the six months ended January 31, 1999, we maintained the Fund's constructive investment strategy. We believed that strong domestic economic growth seen in late 1998 and thus far this year would be offset by a combination of an extremely constructive inflationary environment and deteriorating Asian and Latin American economic conditions. Consequently, as 1998 ended, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. In fact, as 1998 ended, municipal bond yields were very attractive relative to taxable securities. We maintained the Fund's fully invested position because of these attractive municipal yield ratios in order to seek to enhance shareholder income. We believe that municipal bond prices are in a good position to appreciate should interest rates decline. At January 31, 1999, 75.5% of Fund assets were rated AA or better by at least one of the major rating agencies.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by the lack of significant inflationary pressures suggest that interest rates should trade in a narrow range. Should economic weakness in Asia reverse in the coming months and no longer constrain US economic growth, we will look to adopt a more defensive position for the Fund.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Arizona Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn
Terry K. Glenn
Executive Vice President


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor
Walter C. O'Connor
Vice President and Portfolio Manager

March 3, 1999

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                Standardized
                                                      12 Month       3 Month   Since Inception  30-Day Yield
                                                    Total Return  Total Return  Total Return    As of 1/31/99
=============================================================================================================
ML Arizona Municipal Bond Fund Class A Shares          +5.64%        +1.57%        +67.82%          3.72%
-------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class B Shares          +5.10         +1.44         +61.85           3.37
-------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class C Shares          +5.10         +1.42         +34.07           3.27
-------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class D Shares          +5.53         +1.54         +36.98           3.62
=============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 11/29/91 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                                  +5.60%           +1.37%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                            +5.30            +4.44
--------------------------------------------------------------------------------
Inception (11/29/91)
through 12/31/98                                     +7.44            +6.82
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                                  +5.06%             +1.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                            +4.76              +4.76
--------------------------------------------------------------------------------
Inception (11/29/91)
through 12/31/98                                     +6.90              +6.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                                  +4.86%           +3.87%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                     +6.99            +6.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                                  +5.49%           +1.27%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                     +7.56            +6.51
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Arizona--90.7%
====================================================================================================================
                           Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds:
AAA      Aaa      $2,160     (Northern Arizona Healthcare System), 4.75% due 10/01/2030 (a)                  $ 2,081
NR*      Aaa       2,115     (Saint Luke's Health Systems), 7.25% due 11/01/2003 (f)                           2,430
--------------------------------------------------------------------------------------------------------------------
AA+      Aa1       2,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                           Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                     2,225
--------------------------------------------------------------------------------------------------------------------
NR*      Aa        2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding
                           Bonds, AMT, Senior Series B, 6.60% due 5/01/2010                                    2,157
--------------------------------------------------------------------------------------------------------------------
                           Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                           Project), AMT:
BBB-     NR*       1,750     6.375% due 10/01/2036                                                             1,901
BBB-     NR*       2,500     Series B, 5.80% due 11/01/2032                                                    2,540
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,620   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                           7/01/2022 (c)                                                                       4,071
--------------------------------------------------------------------------------------------------------------------
                           Glendale, Arizona, Development Authority, Educational Facilities Revenue
                           Refunding Bonds (American Graduate School International) (b):
AAA      NR*       1,000     7.125% due 7/01/2005 (f)                                                          1,194
AAA      NR*         500     5.875% due 7/01/2015                                                                545
--------------------------------------------------------------------------------------------------------------------
                           Glendale, Arizona, Union High School District Number 205, GO (c):
AAA      Aaa       1,700     (Projects of 1993), Series B, 5.70% due 7/01/2005 (f)                             1,899
NR*      Aaa       3,650     Refunding, 5% due 7/01/2008                                                       3,937
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,500   Maricopa County, Arizona, Elementary School District No. 68 (Alhambra), GO,
                           Refunding, Series A, 6.75% due 7/01/2014 (a)                                        5,151
--------------------------------------------------------------------------------------------------------------------
BBB      Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                           Corporation), 6.125% due 4/01/2018                                                  1,065
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Saint
                           Joseph's Care Center Project), Series A, 7.75% due 7/01/2000 (e)(f)                 2,148
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
LEVRRS  Leveraged Reverse Rate Securities
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
YCN     Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Arizona (concluded)
====================================================================================================================
AAA      NR*      $2,235   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Stanford Court
                           Apartments Project), Series A, 5.30% due 7/01/2028 (e)                            $ 2,277
--------------------------------------------------------------------------------------------------------------------
                           Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding,
                           Series A:
BB+      Ba1       1,500     (Public Service Company), 5.75% due 11/01/2022                                    1,489
BB+      Ba1       1,500     (Public Service Company of New Mexico), 6.30% due 12/01/2026                      1,593
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Maricopa County, Arizona, School District No. 69 (Paradise Valley), GO,
                           Refunding, 5.25% due 7/01/2011 (d)                                                  1,079
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,125   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due 7/01/2007 (c)(f)            1,309
--------------------------------------------------------------------------------------------------------------------
NR*      NR*       2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT,
                           6.70% due 3/01/2020                                                                 2,165
--------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
BBB      NR*         200     7.30% due 1/01/2009                                                                 220
BBB      NR*         395     7.30% due 1/01/2011                                                                 434
--------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds
                           No. 8802:
BBB      NR*         430     7.20% due 1/01/2010                                                                 471
BBB      NR*         510     7.20% due 1/01/2013                                                                 559
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities
                           Excise Tax Revenue Bonds, 6.90% due 7/01/2004 (e)(f)                                2,348
--------------------------------------------------------------------------------------------------------------------
AA-      Aaa       1,250   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                           Bonds, Junior Lien, 6% due 7/01/2006 (e)(f)                                         1,420
--------------------------------------------------------------------------------------------------------------------
AA+      Aa1       3,450   Phoenix, Arizona, GO, 4.50% due 7/01/2022                                           3,282
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa         750   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners),
                           Series A, 5.625% due 4/01/2014 (e)                                                    815
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa         950   Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (c)        1,025
--------------------------------------------------------------------------------------------------------------------
BBB      NR*         750   Prescott Valley, Arizona, Improvement District, Special Assessment Bonds
                           (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012                         846
--------------------------------------------------------------------------------------------------------------------
AA       Aa1       2,000   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989),
                           Series E, 4.50% due 7/01/2023                                                       1,889
--------------------------------------------------------------------------------------------------------------------
BBB+     NR*       1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                    1,767
--------------------------------------------------------------------------------------------------------------------
A+       A1        1,250   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016 (a)             1,351
--------------------------------------------------------------------------------------------------------------------
AA       A1        2,000   University of Arizona, University Revenue Refunding Bonds, Series A,
                           6.20% due 6/01/2016                                                                 2,349
--------------------------------------------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Puerto Rico--6.6%
====================================================================================================================
AAA      Aaa      $2,000   Puerto Rico Commonwealth, GO, Refunding, YCN, 7.982% due 7/01/2020 (d)(g)         $ 2,273
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                           LEVRRS, 8.228% due 7/01/2002 (d)(f)(g)                                              2,233
--------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$61,070)--97.3%                                                                      66,538

Other Assets Less Liabilities--2.7%                                                                            1,869
                                                                                                             -------
Net Assets--100.0%                                                                                           $68,407
                                                                                                             =======
--------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are those in effect at January 31, 1999.
*     Not Rated.
See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999

Assets:             Investments, at value (identified cost--$61,069,666) (Note 1a) ..               $ 66,537,787
                    Cash ............................................................                     66,892
                    Receivables:
                      Securities sold ...............................................  $ 1,434,255
                      Interest ......................................................      552,163
                      Beneficial interest sold ......................................       27,262     2,013,680
                                                                                       -----------
                    Prepaid expenses and other assets ...............................                      5,348
                                                                                                    ------------
                    Total assets ....................................................                 68,623,707
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                      Beneficial interest redeemed ..................................       66,779
                      Dividends to shareholders (Note 1e) ...........................       49,907
                      Investment adviser (Note 2) ...................................       28,972
                      Distributor (Note 2) ..........................................       19,923       165,581
                                                                                       -----------
                    Accrued expenses and other liabilities ..........................                     50,915
                                                                                                    ------------
                    Total liabilities ...............................................                    216,496
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets ......................................................               $ 68,407,211
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized .....................................               $    127,132
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized .....................................                    448,938
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized .....................................                     12,377
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized .....................................                     36,273
                    Paid-in capital in excess of par ................................                 62,916,252
                    Accumulated realized capital losses on investments--net .........                   (601,882)
                    Unrealized appreciation on investments--net .....................                  5,468,121
                                                                                                    ------------
                    Net assets ......................................................               $ 68,407,211
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Asset Value:    Class A--Based on net assets of $13,921,471 and 1,271,322 shares
                    of beneficial interest outstanding ..............................               $      10.95
                                                                                                    ============
                    Class B--Based on net assets of $49,162,558 and 4,489,375 shares
                    of beneficial interest outstanding ..............................               $      10.95
                                                                                                    ============
                    Class C--Based on net assets of $1,354,741 and 123,774 shares
                    of beneficial interest outstanding ..............................               $      10.95
                                                                                                    ============
                    Class D--Based on net assets of $3,968,441 and 362,732 shares
                    of beneficial interest outstanding ..............................               $      10.94
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
                    See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Statement of Operations

                                                                                          For the Six Months Ended
                                                                                                  January 31, 1999
------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .........                $ 1,956,042
(Note 1d):
------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ................................  $  190,900
                     Account maintenance and distribution fees--Class B (Note 2) ......     126,988
                     Printing and shareholder reports .................................      39,670
                     Professional fees ................................................      35,099
                     Accounting services (Note 2) .....................................      13,225
                     Transfer agent fees--Class B (Note 2) ............................      10,244
                     Registration fees ................................................       8,286
                     Account maintenance and distribution fees--Class C (Note 2) ......       4,041
                     Pricing fees .....................................................       3,055
                     Custodian fees ...................................................       2,438
                     Transfer agent fees--Class A (Note 2) ............................       2,309
                     Trustees' fees and expenses ......................................       1,916
                     Account maintenance fees--Class D (Note 2) .......................       1,649
                     Transfer agent fees--Class D (Note 2) ............................         549
                     Transfer agent fees--Class C (Note 2) ............................         267
                     Other ............................................................         926
                                                                                         ----------
                     Total expenses ...................................................                    441,562
                                                                                                       -----------
                     Investment income--net ...........................................                  1,514,480
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ................................                    567,689
Unrealized Gain on   Change in unrealized appreciation on investments--net ............                    574,354
Investments--Net                                                                                       -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .............                $ 2,656,523
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Statements of Changes in Net Assets

                                                                                 For the Six     For the
                                                                                Months Ended   Year Ended
                                                                                 January 31,    July 31,
Increase (Decrease) in Net Assets:                                                  1999          1998
----------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..................................  $ 1,514,480   $ 3,278,116
                     Realized gain on investments--net .......................      567,689     1,528,306
                     Change in unrealized appreciation on investments--net ...      574,354    (1,500,179)
                                                                                -----------   -----------
                     Net increase in net assets resulting from operations ....    2,656,523     3,306,243
                                                                                -----------   -----------
----------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ...............................................     (332,042)     (709,010)
Shareholders           Class B ...............................................   (1,077,887)   (2,401,175)
(Note 1e):             Class C ...............................................      (27,902)      (46,121)
                       Class D ...............................................      (76,649)     (121,810)
                     Realized gain on investments--net:
                       Class A ...............................................     (141,226)           --
                       Class B ...............................................     (507,086)           --
                       Class C ...............................................      (14,324)           --
                       Class D ...............................................      (39,718)           --
                                                                                -----------   -----------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders .......................   (2,216,834)   (3,278,116)
                                                                                -----------   -----------
---------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions         interest transactions ...................................   (1,383,660)   (6,115,987)
(Note 4):                                                                       -----------   -----------
---------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ............................     (943,971)   (6,087,860)
                     Beginning of period .....................................   69,351,182    75,439,042
                                                                                -----------   -----------
                     End of period ...........................................  $68,407,211   $69,351,182
                                                                                ===========   ===========
---------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Financial Highlights

                                                                                       Class A
                                                                   -------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended       For the Year Ended July 31,
                                                                    Jan. 31,  --------------------------------
Increase (Decrease) in Net Asset Value:                               1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ........   $ 10.88  $ 10.87  $ 10.54  $ 10.46  $ 10.40
Operating                                                          -------  -------  -------  -------  -------
Performance:       Investment income--net ......................       .26      .55      .55      .54      .55
                   Realized and unrealized gain on
                   investments--net ............................       .18      .01      .33      .08      .11
                                                                   -------  -------  -------  -------  -------
                   Total from investment operations ............       .44      .56      .88      .62      .66
                                                                   -------  -------  -------  -------  -------
                   Less dividends and distributions:
                     Investment income--net ....................      (.26)    (.55)    (.55)    (.54)    (.55)
                     Realized gain on investments--net .........      (.11)      --       --       --     (.01)
                     In excess of realized gain on
                     investments--net ..........................        --       --       --       --     (.04)
                                                                   -------  -------  -------  -------  -------
                   Total dividends and distributions ...........      (.37)    (.55)    (.55)    (.54)    (.60)
                                                                   -------  -------  -------  -------  -------
                   Net asset value, end of period ..............   $ 10.95  $ 10.88  $ 10.87  $ 10.54  $ 10.46
                                                                   =======  =======  =======  =======  =======
--------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ..........     4.10%+   5.25%    8.63%    6.04%    6.76%
Return:**                                                          =======  =======  =======  =======  =======
--------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement ..............      .88%*    .82%     .79%     .79%     .80%
Average                                                            =======  =======  =======  =======  =======
Net Assets:        Expenses ....................................      .88%*    .82%     .79%     .79%     .83%
                                                                   =======  =======  =======  =======  =======
                   Investment income--net ......................     4.75%*   5.01%    5.21%    5.09%    5.44%
                                                                   =======  =======  =======  =======  =======
--------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ....   $13,921  $13,875  $14,012  $14,988  $14,893
Data:                                                              =======  =======  =======  =======  =======
                   Portfolio turnover ..........................    19.52%   53.75%   29.68%   36.39%   62.65%
                                                                   =======  =======  =======  =======  =======
--------------------------------------------------------------------------------------------------------------
                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                  +Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Financial Highlights (continued)

                                                                                      Class B
                                                               ------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.            Ended          For the Year Ended July 31,
                                                                 Jan. 31, -------------------------------------
Increase (Decrease) in Net Asset Value:                           1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $ 10.88   $ 10.87   $ 10.54   $ 10.46   $ 10.40
Operating                                                       -------   -------   -------   -------   -------
Performance:         Investment income--net .................       .23       .49       .50       .49       .50
                     Realized and unrealized gain on
                     investments--net .......................       .18       .01       .33       .08       .11
                                                                -------   -------   -------   -------   -------
                     Total from investment operations .......       .41       .50       .83       .57       .61
                                                                -------   -------   -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ...............      (.23)     (.49)     (.50)     (.49)     (.50)
                       Realized gain on investments--net ....      (.11)       --        --        --      (.01)
                       In excess of realized gain on
                       investments--net .....................        --        --        --        --      (.04)
                                                                -------   -------   -------   -------   -------
                     Total dividends and distributions ......      (.34)     (.49)     (.50)     (.49)     (.55)
                                                                -------   -------   -------   -------   -------
                     Net asset value, end of period .........   $ 10.95   $ 10.88   $ 10.87   $ 10.54   $ 10.46
                                                                =======   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....     3.84%+    4.71%     8.08%     5.49%     6.22%
Return:**                                                       =======   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .........     1.39%*    1.32%     1.30%     1.30%     1.31%
Average                                                         =======   =======   =======   =======   =======
Net Assets:          Expenses ...............................     1.39%*    1.32%     1.30%     1.30%     1.33%
                                                                =======   =======   =======   =======   =======
                     Investment income--net .................     4.24%*    4.50%     4.70%     4.59%     4.92%
                                                                =======   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $49,163   $51,503   $58,282   $66,497   $72,090
Data:                                                           =======   =======   =======   =======   =======
                     Portfolio turnover .....................    19.52%    53.75%    29.68%    36.39%    62.65%
                                                                =======   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Financial Highlights (continued)

                                                                                         Class C
                                                                -------------------------------------------------
                                                                 For the                                  For the
                                                                   Six                                    Period
The following per share data and ratios have been derived        Months                                  Oct. 21,
from information provided in the financial statements.            Ended     For the Year Ended July 31,  1994+ to
                                                                Jan. 31,  ------------------------------ July 31,
Increase (Decrease) in Net Asset Value:                           1999      1998      1997       1996      1995
----------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ....  $ 10.88   $ 10.87    $ 10.54   $ 10.46   $ 10.05
Operating                                                       -------   -------    -------   -------   -------
Performance:         Investment income--net ..................      .23       .48        .49       .48       .37
                     Realized and unrealized gain on
                     investments--net ........................      .18       .01        .33       .08       .46
                                                                -------   -------    -------   -------   -------
                     Total from investment operations ........      .41       .49        .82       .56       .83
                                                                -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ................     (.23)     (.48)      (.49)     (.48)     (.37)
                       Realized gain on investments--net .....     (.11)       --         --        --      (.01)
                       In excess of realized gain on
                       investments--net ......................       --        --         --        --      (.04)
                                                                -------   -------    -------   -------   -------
                     Total dividends and distributions .......     (.34)     (.48)      (.49)     (.48)     (.42)
                                                                -------   -------    -------   -------   -------
                     Net asset value, end of period ..........  $ 10.95   $ 10.88    $ 10.87   $ 10.54   $ 10.46
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......    3.79%++   4.61%      7.97%     5.38%     8.53%++
Return:**                                                       =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ................................    1.49%*    1.42%      1.40%     1.40%     1.43%*
Average                                                         =======   =======    =======   =======   =======
Net Assets:          Investment income--net ..................    4.14%*    4.39%      4.59%     4.49%     4.58%*
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $ 1,355   $ 1,233    $   957   $ 1,499   $   729
Data:                                                           =======   =======    =======   =======   =======
                     Portfolio turnover ......................   19.52%    53.75%     29.68%    36.39%    62.65%
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Commencement of operations.
                   ++Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D
                                                                ----------------------------------------------------
                                                                 For the                                   For the
                                                                   Six                                     Period
The following per share data and ratios have been derived         Months                                   Oct. 21,
from information provided in the financial statements.            Ended     For the Year Ended July 31,   1994+ to
                                                                 Jan. 31, ------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                           1999      1998      1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ....  $ 10.87   $ 10.86    $ 10.53   $ 10.45   $ 10.05
Operating                                                       -------   -------    -------   -------   -------
Performance:         Investment income--net ..................      .25       .54        .54       .53       .42
                     Realized and unrealized gain on
                     investments--net ........................      .18       .01        .33       .08       .45
                                                                -------   -------    -------   -------   -------
                     Total from investment operations ........      .43       .55        .87       .61       .87
                                                                -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ................     (.25)     (.54)      (.54)     (.53)     (.42)
                       Realized gain on investments--net .....     (.11)       --         --        --      (.01)
                       In excess of realized gain on
                       investments--net ......................       --        --         --        --      (.04)
                                                                -------   -------    -------   -------   -------
                     Total dividends and distributions .......     (.36)     (.54)      (.54)     (.53)     (.47)
                                                                -------   -------    -------   -------   -------
                     Net asset value, end of period ..........  $ 10.94   $ 10.87    $ 10.86   $ 10.53   $ 10.45
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......    4.05%++   5.14%      8.52%     5.93%     8.92%++
Return:**                                                       =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ................................     .99%*     .92%       .89%      .89%      .93%*
Average                                                         =======   =======    =======   =======   =======
Net Assets:          Investment income--net ..................    4.65%*    4.90%      5.11%     5.01%     5.23%*
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $ 3,968   $ 2,740    $ 2,188   $ 1,871   $   617
Data:                                                           =======   =======    =======   =======   =======
                     Portfolio turnover ......................   19.52%    53.75%     29.68%    36.39%    62.65%
                                                                =======   =======    =======   =======   =======
----------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Commencement of operations.
                   ++Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Account     Distribution
                                                    Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..................................               0.25%           0.25%
Class C ..................................               0.25%           0.35%
Class D ..................................               0.10%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       MLFD               MLPF&S
--------------------------------------------------------------------------------
Class A .................................              $ 74              $ 3,275
Class D .................................              $117              $17,871
--------------------------------------------------------------------------------

For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $40,903 relating to transactions in Class B.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $13,285,207 and $14,435,692, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                        Gains           Gains
--------------------------------------------------------------------------------
Long-term investments ........................        $500,890        $5,468,121
Financial futures contracts ..................          66,799                --
                                                      --------        ----------
Total ........................................        $567,689        $5,468,121
                                                      ========        ==========
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $5,468,121, of which $5,479,416 related to appreciated securities and $11,295 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $61,069,666.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $1,383,660 and $6,115,987 for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                       Dollar
Ended January 31, 1999                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold .................................         76,462        $   840,209
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         24,240            265,223
                                                   ---------        -----------
Total issued ................................        100,702          1,105,432
Shares redeemed .............................       (104,193)        (1,144,187)
                                                   ---------        -----------
Net decrease ................................         (3,491)       $   (38,755)
                                                   =========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                   Shares           Amount
-------------------------------------------------------------------------------
Shares sold .................................        175,556        $ 1,909,593
Shares issued to shareholders
in reinvestment of dividends ................         36,527            397,097
                                                    --------        -----------
Total issued ................................        212,083          2,306,690
Shares redeemed .............................       (225,839)        (2,456,398)
                                                    --------        -----------
Net decrease ................................        (13,756)       $  (149,708)
                                                    ========        ===========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 1999                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold .................................        281,729        $ 3,090,146
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         60,137            657,845
                                                    --------        -----------
Total issued ................................        341,866          3,747,991
Automatic conversion
of shares ...................................         (8,377)           (91,848)
Shares redeemed .............................       (575,816)        (6,332,581)
                                                    --------        -----------
Net decrease ................................       (242,327)       $(2,676,438)
                                                    ========        ===========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................         536,958       $  5,842,041
Shares issued to shareholders
in reinvestment of dividends ...............          88,306            959,568
                                                  ----------       ------------
Total issued ...............................         625,264          6,801,609
Automatic conversion
of shares ..................................          (7,775)           (84,480)
Shares redeemed ............................      (1,245,399)       (13,515,437)
                                                  ----------       ------------
Net decrease ...............................        (627,910)      $ (6,798,308)
                                                  ==========       ============
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                       Dollar
Ended January 31, 1999                                 Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         17,592         $ 193,381
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................          2,061            22,519
                                                      -------         ---------
Total issued .................................         19,653           215,900
Shares redeemed ..............................         (9,197)         (100,047)
                                                      -------         ---------
Net increase .................................         10,456         $ 115,853
                                                      =======         =========
-------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1998                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..................................         50,035         $ 547,389
Shares issued to shareholders
in reinvestment of dividends .................          2,131            23,155
                                                     --------         ---------
Total issued .................................         52,166           570,544
Shares redeemed ..............................        (26,897)         (291,649)
                                                     --------         ---------
Net increase .................................         25,269         $ 278,895
                                                     ========         =========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 1999                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold .................................        105,656        $ 1,160,198
Automatic conversion
of shares ...................................          8,385             91,848
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................          4,492             49,052
                                                    --------        -----------
Total issued ................................        118,533          1,301,098
Shares redeemed .............................         (7,776)           (85,418)
                                                    --------        -----------
Net increase ................................        110,757        $ 1,215,680
                                                    ========        ===========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................         92,554        $ 1,006,808
Automatic conversion
of shares ...................................          7,782             84,480
Shares issued to shareholders
in reinvestment of dividends ................          4,643             50,442
                                                    --------        -----------
Total issued ................................        104,979          1,141,730
Shares redeemed .............................        (54,421)          (588,596)
                                                    --------        -----------
Net increase ................................         50,558        $   553,134
                                                    ========        ===========
-------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 1999

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President
  and Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Merrill Lynch Arizona Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           16238--1/99

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